RESTORE-ALS
Phase 3 Trial Design

Steve Vucic PhD, DSc, FRACP[1], Benjamin Greenberg MD MHS FANA FAAN CRND[2], Austin Rynders RN[2], Marjan Sepassi PharmD[2], Karen S. Ho PhD[2], Jeremy Evan PA-C[2], Jacob Evan[2], Kyle McBride[3], Alan Hartford PhD[2], Michael Hotchkin[2], Merit Cudkowicz MD MPH[4].
[1]Concord Repatriation General Hospital, University of Sydney; [2]Clene Nanomedicine; [3] Veristat Clinical Research; [4]Chief, Neurology Department Director, Sean M. Healey & AMG Center for ALS, Director and the Julieanne Dorn Professor of Neurology at Harvard Medical School

Objective: to investigate the effects of CNM-Au8 on survival and delayed clinical worsening events in ALS

Participant criteria: ALS diagnosis per Gold Coast criteria; symptom onset within 36 months of the Screening visit; ≥ 60% predicted vital capacity; TRICALS Risk Score: -2.5 to -6.5

Investigational Product **CNM-Au8 30 mg** randomized 2:1 (or matched placebo)

Study Center(s): Expert ALS centers

- ❑ North America
- ❑ Europe
- ❑ Australia
- ❑ Asia/Pacific


North America
Europe
Asia
Australia

CNM-Au8



Design Scheme

- Interim Futility analysis at 50% and 75% of events
- Interim efficacy at 75% of events

Screening (~6 weeks)

Event Driven Trial
Double-blind Treatment Period Until 190 Events Accrue
CNM-Au8 30mg or Placebo
(Planned: n=561; n=374 active, n=187 placebo)

Open Label Extension
Continued until study is terminated or study drug is approved

End of Study Safety Follow-up
(4-weeks)


Screening
Baseline
Week 4 (Phone)
Week 12
Week 24
Week 36
Week 48
Week 60
Week 72
Week 84
Week 96+
Every 12 weeks visits thereafter
Safety Follow-up
Double-Blind Baseline
Optional Remote
Optional Remote
Optional Remote
Optional Remote

Enrollment Criteria

Key Inclusion Criteria:

1. Aged ≥ 18 years at the Screening
2. Confirmed diagnosis of ALS per Gold Coast criteria
3. Time since onset of ALS symptoms ≤ 36 months
4. Upright forced vital capacity (FVC) ≥ 60% of predicted
5. TRICALS risk score (6-factor model) range: -2.5 to -6.5
6. Screening biofluid (plasma) NfL ≥ 45 pg/mL
7. Stable background treatment (e.g., riluzole, edaravone, both)

Key Exclusion Criteria:

1. Presently use or at risk of needing: (i) Feeding tube, (ii) NIV, or (iii) Tracheostomy
2. Clinically significant findings on standard renal, hepatic, hematologic panels
3. Nonstable background treatment; treatment with antisense oligonucleotides
4. Allergy to gold

Methods, Statistics, and Powering

- Enrollment plan: approximately 561 randomized participants
  - 2:1 treatment allocation (CNM-Au8 30 mg: Placebo)
- Primary endpoint: delayed time to death (all-cause mortality)
  - Assumed hazard ratio (HR) of 0.625
  - One-sided alpha < 0.025; Power = 87% with 190 events
- Statistical model: Covariate adjusted cox proportional hazard
- Randomization Stratification factors:
  - Screening biofluid (plasma) NfL level: < 110 pg/mL versus ≥ 110 pg/mL
  - Symptom onset age: < 50 years versus ≥ 50 years
  - BMI < 25 kg/m^2 versus ≥ 25 kg/m^2
- Secondary endpoints:

  (i) Time to death or death equivalent (PAV), (ii) Composite ALS clinical worsening hierarchy, (iii) joint-rank of time to death or PAV and ALSSQOL-SF change to Week 72, (iv) joint-rank of time to death or PAV and ALSFRS-R change to Week 72, (v) joint-rank of time to death or PAV and ROADs change to Week 72, (vi) joint-rank of time to death or PAV and SVC% change to Week 72

Survival Effect Planning Considerations

RESTORE-ALS Treatment Effect Scenario (Clinical)
Pooled CNM-Au8 30 mg (RESCUE-ALS & HEALEY ALS Platform Trial)
All CNM-Au8 30 mg Exposed and Meeting Key* RESTORE Inclusion Criteria vs. Propensity Matched Controls (Pooled PRO-ACT, ALS NHC, ANSWER-ALS)


Probability of Survival
100
75
50
25
0
Adjusted Cox HR: 0.397 (95% CI: 0.248 - 0.637)
Unadjusted Cox HR: 0.459 (95% CI: 0.296 - 0.712)
CNM-Au8 30mg (All Exposed)
Pooled Matched Controls
0
6
12
18
24
30
Months
(Post-Baseline)

At Risk	0	6	12	18	24	30
CNM-Au8:	70	70	64	56	45	34
Matched Controls:	194	166	128	68	40	24

*Key Inclusion Criteria: VC% prediced > 60%, TRICALS: -2.5 to -6.5, Onset ≤ 36 months; 1:3 Match

RESTORE-ALS Treatment Effect Scenario (Expanded Access Programs)
Pooled EAP01 and EAP02 That Met Key* RESTORE Inclusion Criteria vs. Propensity Matched Controls (Pooled PRO-ACT, ALS NHC, ANSWER-ALS)


Probability of Survival
100
75
50
25
0
Adjusted Cox HR: 0.424 (95% CI: 0.214 - 0.797)
Unadjusted Cox HR: 0.574 (95% CI: 0.274 - 1.202)
CNM-Au8 30mg (EAP)
Pooled Matched Controls
0
6
12
18
24
30
Months
(Post-Baseline)

At Risk	0	6	12	18	24	30
CNM-Au8:	47	37	27	20	19	18
Matched Controls:	117	102	79	39	24	19

*Key Inclusion Criteria: VC% prediced > 60%, TRICALS: -2.5 to -6.5, Onset ≤ 36 months; 1:3 Match

Acknowledgements: We thank the RESTORE-ALS Steering Committee and key ALS advisors who have contributed to the planning and design of the RESTORE-ALS trial. We are indebted to the participants and investigators of the HEALEY ALS Platform Trial and the RESCUE-ALS trial whose contributions have led to the design of the RESTORE-ALS trial.

CLENE NANOMEDICINE